UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2022

H&E Equipment Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51759	81-0553291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 Pecue Lane
Baton Rouge, Louisiana		70809
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 225 298-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	HEES	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 16, 2022, the Board of Directors (the “Board”) of H&E Equipment Services, Inc. (the “Company”) appointed Jacob Thomas as director of the Company. Upon Mr. Thomas’ appointment as a director of the Company, the size of the Board was expanded from nine (9) to ten (10) members. Mr. Thomas does not currently serve on any committees of the Company.

Mr. Thomas, age 55, currently serves as the Chief Executive Officer of The Carlstar Group LLC. Mr. Thomas previously served as Group President, Engine Mobile Filtration and Executive Officer of CLARCOR, from 2015 to 2018, President, Diaphragm and Dosing Pumps Group, of IDEX Corporation, from 2014 to 2015, and President, Latin America, and Senior Vice President, Global Marketing and Product Development, of Terex Corporation, from 2007 to 2014. Mr. Thomas received his Master of Business Administration in Finance and Marketing from The University of Chicago, Booth School of Business, his Master of Science in Mechanical Engineering from The Ohio State University, and his Bachelor of Science in Mechanical Engineering from the Indian Institute of Technology.

There are no arrangements or understandings between Mr. Thomas and any other persons pursuant to which Mr. Thomas was selected as a director of the Company. Mr. Thomas does not have any direct or indirect material interest in any transaction requiring the disclosure of the information required by Item 404(a) of Regulation S-K. There is no material plan, contract or arrangement to which Mr. Thomas is a party or in which he participates that is entered into, or material amendment in connection with the triggering event, or any grant or award to Mr. Thomas or modification thereto, under any such plan, contract or arrangement in connection with any such event. There are also no family relationships between Mr. Thomas and any director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	September 19, 2022	By:	/s/ Leslie S. Magee
Leslie S. Magee Chief Financial Officer